UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2016

AMICUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33497	71-0869350
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Cedar Brook Drive, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Compensatory Arrangements of Certain Officers.

On June 3, 2016, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Amicus Therapeutics, Inc. (the “Company”), approved the Management Bonus Program Summary (the “Bonus Program”).

The Compensation Committee will determine whether to make payouts under the Bonus Program on an annual basis.  Under the Bonus Program, each participant receives an annual bonus target determined by a participant’s level in the Company.  The annual bonus target for each participant is set forth in the table below.

Title	Bonus Target as a Percentage of Base Salary or Eligible Base Cash Compensation	Range of Individual Performance Modifier
Chief Executive Officer	60%	N/A
President	50%	0-133%
Chief	40%	0-133%
Sr. Vice President	35%	0-133%
Vice President	30%	0-150%
Exec Director	27.5%	0-150%
Sr. Director	25%	0-150%
Director	20%	0-150%
Assoc. Director/Sr. Mgr.	15%	0-150%

Each participant will receive an individual performance modifier ranging from 0% to 150%, which is determined based on an evaluation by the participant’s manager (an “Individual Performance Modifier”).  Upon completion of the fiscal year, the Board will make an evaluation regarding the Company’s performance in comparison to its approved corporate goals for that year, and the Board will determine a “Corporate Modifier,” ranging from 50% to 150%, to be applied to the budget pool and all bonus payouts (the “Corporate Modifier”).  The Company’s Chief Executive Officer does not receive an Individual Performance Modifier and only the Corporate Modifier will be applied to the Chief Executive Officer’s annual target bonus.

Participants under the Bonus Program must meet certain eligibility criteria.  Participants must be actively employed on the date that the bonus is to be paid in order to be eligible to receive a bonus under the Bonus Program.  Participants who are hired by the Company between April 1 and September 30 of a calendar year are eligible for a prorated bonus under the Bonus Program for their year of hire based upon the date of hire. Individuals who are hired between October 1 and December 31 of a calendar year are not eligible for a bonus under the Bonus Program for their year of hire.  The Compensation Committee with recommendations from management or in their own discretion may determine to make bonus payouts under the Bonus Program outside these eligibility parameters if they believe that such bonus payout is in the best interests of the Company.

The foregoing description of the Bonus Program is qualified in its entirety by reference to its terms, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits: The Exhibit Index annexed hereto is incorporated herein by reference.

Exhibit No.	Description
10.1	Management Bonus Program Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.

Date: June 9, 2016	By:	/s/ ELLEN S. ROSENBERG
	Name:	Ellen S. Rosenberg
	Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Management Bonus Program Summary